ABSC NC 2006-HE2

Asset Backed Securities Portfolio Analysis

3,971 records

Balance: 746,271,329

All records

Selection Criteria: All records

Table of Contents

1. FICO (Full Doc, Owner Occupied, Non IO)

2. FICO (Full Doc, Not Owner Occupied, Non IO)

3. FICO ( Not Full Doc, Owner Occupied, Non IO)

4. FICO ( Not Full Doc, Non Owner Occupied, Non IO)

5. FICO ( Full Doc, Owner Occupied, IO expiration matches hybrid reset term)

6. FICO ( Full Doc, Non Owner Occupied, IOexpiration matches hybrid reset term)

7. FICO ( Not Full Doc, Owner Occupied, IO expiration matches hybrid reset term)

8. FICO (Not Full Doc, Not Owner Occupied, IO expiration matches hybrid reset term)

9. FICO ( Full Doc, Owner Occupied, IO expiration does not match hybrid reset term)

10. FICO ( Full Doc, Non Owner Occupied, IOexpiration does not match hybrid reset term)

11. FICO ( Not Full Doc, Owner Occupied, IO expiration does not match hybrid reset term)

12. FICO (Not Full Doc, Not Owner Occupied, IO expiration does not match hybrid reset term)

1. FICO (Full Doc, Owner Occupied, Non IO)

FICO (Full Doc, Owner Occupied, Non IO)	LTV < 70	LTV 70.00 to 79.99	LTV 80.00 to 89.99	LTV 90.00 to 99.99	LTV >= 100
<= 550	14.18	29.4	47.32	9.09	0
551 - 570	24.67	13.97	35.97	25.38	0
571 - 590	11.78	15.99	41.37	28.95	1.9
591 - 610	7.05	15.59	51.68	22.67	3
611 - 630	7.14	10.4	49.62	28.16	4.68
631 - 650	9.39	9.58	56.27	21.93	2.84
651 - 670	5.83	8.64	57.25	23.35	4.94
671 - 690	7.88	14.26	45.93	26.73	5.21
691 - 710	7.87	0	71.08	18.51	2.53
711 - 730	1.1	0	70.41	25.75	2.74
731 >=	16.37	5.37	66.01	7.63	4.62
Total:	11.2	15.37	49.47	21.51	2.45

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2. FICO (Full Doc, Not Owner Occupied, Non IO)

FICO (Full Doc, Not Owner Occupied, Non IO)	LTV < 70	LTV 70.00 to 79.99	LTV 80.00 to 89.99	LTV 90.00 to 99.99	LTV >= 100
<= 550	1.93	15.01	83.05	0	0
551 - 570	6.94	17.6	62.08	13.38	0
571 - 590	8.5	0	48.39	43.12	0
591 - 610	30.83	0	27.33	41.84	0
611 - 630	4.94	1.74	51.21	42.1	0
631 - 650	1.99	7.81	46.31	43.45	0.43
651 - 670	8.31	0	43.84	47.84	0
671 - 690	3.49	0	10.94	75.41	10.15
691 - 710	23.31	6.35	24.47	45.87	0
711 - 730	0	19.81	43.95	36.24	0
731 >=	0	0	38.96	59.44	1.6
Total:	7.5	4.92	42.33	43.78	1.47

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3. FICO ( Not Full Doc, Owner Occupied, Non IO)

FICO ( Not Full Doc, Owner Occupied, Non IO)	LTV < 70	LTV 70.00 to 79.99	LTV 80.00 to 89.99	LTV 90.00 to 99.99	LTV >= 100
<= 550	30.98	24.13	44.89	0	0
551 - 570	11.51	19.23	52.41	16.85	0
571 - 590	14.87	14.86	43.1	27.17	0
591 - 610	16.66	14.45	38.44	30.46	0
611 - 630	6.24	8.63	62.69	17.95	4.5
631 - 650	4.8	11.25	62.97	13.1	7.88
651 - 670	5.49	5.39	74.87	9.59	4.66
671 - 690	2.41	5.81	72.57	12.28	6.93
691 - 710	3.78	0.89	80.02	10.14	5.17
711 - 730	1.72	6.23	83.01	6.57	2.47
731 >=	0.34	4.64	83.01	4.33	7.68
Total:	8.28	10.18	63.99	13.33	4.22

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4. FICO ( Not Full Doc, Non Owner Occupied, Non IO)

FICO ( Not Full Doc, Non Owner Occupied, Non IO)	LTV < 70	LTV 70.00 to 79.99	LTV 80.00 to 89.99	LTV 90.00 to 99.99	LTV >= 100
<= 550	25.25	74.75	0	0	0
551 - 570	0	47.08	14.18	38.75	0
571 - 590	0	0	86.8	13.2	0
591 - 610	0	1.43	37.49	61.08	0
611 - 630	5.31	13.74	38.42	42.53	0
631 - 650	5.02	7.73	39.47	43.1	4.67
651 - 670	0.93	11.67	40.02	43.17	4.2
671 - 690	2.27	2.77	52.08	36.33	6.55
691 - 710	1.57	2.63	54.83	40.97	0
711 - 730	0	9.25	45.07	44.71	0.97
731 >=	6.21	5.71	44.22	37.72	6.13
Total:	3.2	8.81	44.66	40.31	3.03

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5. FICO ( Full Doc, Owner Occupied, IO expiration matches hybrid reset term)

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6. FICO ( Full Doc, Non Owner Occupied, IOexpiration matches hybrid reset term)

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7. FICO ( Not Full Doc, Owner Occupied, IO expiration matches hybrid reset term)

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8. FICO (Not Full Doc, Not Owner Occupied, IO expiration matches hybrid reset term)

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9. FICO ( Full Doc, Owner Occupied, IO expiration does not match hybrid reset term)

FICO ( Full Doc, Owner Occupied, IO expiration does not match hybrid reset term)	LTV < 70	LTV 70.00 to 79.99	LTV 80.00 to 89.99	LTV 90.00 to 99.99	LTV >= 100
551 - 570	0	0	0	100	0
571 - 590	23.38	0	55.44	21.17	0
591 - 610	0	0	93.03	6.97	0
611 - 630	3.53	15.82	53.39	27.26	0
631 - 650	4.07	7.1	67.77	21.06	0
651 - 670	14.11	18.19	44.26	23.44	0
671 - 690	0	0	52.88	47.12	0
691 - 710	0	0	50.07	49.93	0
711 - 730	0	0	100	0	0
731 >=	0	0	73.84	26.16	0
Total:	5.68	8.81	62.07	23.44	0

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10. FICO ( Full Doc, Non Owner Occupied, IOexpiration does not match hybrid reset term)

FICO ( Full Doc, Non Owner Occupied, IOexpiration does not match hybrid reset term)	LTV < 70	LTV 70.00 to 79.99	LTV 80.00 to 89.99	LTV 90.00 to 99.99	LTV >= 100
671 - 690	0	0	0	100	0
Total:	0	0	0	100	0

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11. FICO ( Not Full Doc, Owner Occupied, IO expiration does not match hybrid reset term)

FICO ( Not Full Doc, Owner Occupied, IO expiration does not match hybrid reset term)	LTV < 70	LTV 70.00 to 79.99	LTV 80.00 to 89.99	LTV 90.00 to 99.99	LTV >= 100
591 - 610	0	8.8	91.2	0	0
611 - 630	10.55	8.46	41.28	39.72	0
631 - 650	15.96	0	55.84	28.2	0
651 - 670	18.3	0	55.91	25.8	0
671 - 690	0	0	81.33	18.67	0
691 - 710	16.08	28	55.92	0	0
731 >=	0	0	100	0	0
Total:	12.26	5.15	57.45	25.14	0

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12. FICO (Not Full Doc, Not Owner Occupied, IO expiration does not match hybrid reset term)

FICO (Not Full Doc, Not Owner Occupied, IO expiration does not match hybrid reset term)	LTV < 70	LTV 70.00 to 79.99	LTV 80.00 to 89.99	LTV 90.00 to 99.99	LTV >= 100
671 - 690	0	0	100	0	0
691 - 710	0	0	100	0	0
711 - 730	0	0	100	0	0
Total:	0	0	100	0	0

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Credit Suisse
11 Madison Avenue
New York, New York 10010
www.credit-suisse.com
2/20/2006 13:18

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.